Dreyfus
BASIC Money Market
Fund, Inc.

ANNUAL REPORT
February 28, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                            16   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                         Dreyfus BASIC  Money Market Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus BASIC Money Market Fund, Inc., covering the 12-month period from March 1, 2000 through February 28, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Thomas S. Riordan.

Money market funds were particularly valuable investments over the 12-month reporting period because of their ability to protect capital while many longer term asset prices declined. The overall stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index, declined more than 8% during the 12-month reporting period. Many other major stock market indices declined as well. The reasons for the lackluster equity performance ranged from an ongoing correction in technology share valuations to slower economic growth.

Times of economic and market changes are often good opportunities to review your investment strategies. Recent market events and conditions may have altered the
way   your   investments   are   apportioned   among   various  asset  classes,
market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
March 15, 2001




DISCUSSION OF FUND PERFORMANCE

Thomas S. Riordan, Portfolio Manager

How did Dreyfus BASIC Money Market Fund, Inc. perform during the period?

For the 12-month period ended February 28, 2001, the fund produced a yield of 6.05% , and taking into account the effects of compounding, created an effective yield of 6.23%.(1)

What is the fund's investment approach?

When managing the fund, we closely monitor the outlook for economic growth and inflation, follow overseas developments and consider the posture of the Federal Reserve Board (the "Fed") in our decision as to how to structure the fund. Based upon our economic outlook, we actively manage the fund's average maturity in looking for opportunities that may present themselves in light of possible changes in interest rates. The fund invests in a broad range of high quality, short-term money market instruments, including U.S. Government securities, short-term bank obligations, U.S. dollar-denominated foreign and domestic commercial paper, repurchase agreements and U.S. dollar-denominated obligations of foreign governments. Normally, the fund invests at least 25% of its net assets in bank obligations.

What other factors influenced the fund's performance?

The U.S. economy was growing strongly when the reporting period began, fueling inflation concerns. The Fed had already taken steps to relieve inflationary pressures by increasing short-term interest rates several times before the beginning of the reporting period. The Fed again raised interest rates in March 2000 by 25 basis points and by 50 basis points in May. Money market instruments
reacted   to   these   interest-rate  hikes  in  the  form  of  higher  yields.

In the April through June quarter, economic growth rose to a torrid 5.6%. In July, however, we began to see signs that the Fed's interest-rate hikes were
having   the   desired   effect   of   slowing  the  economy.  Third-
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

quarter 2000 Gross Domestic Product ("GDP") slowed to a growth rate of approximately 2.2%, and fourth quarter GDP declined to an anemic 1.1%. The money markets responded to these developments with lower yields. The Fed held monetary policy steady, choosing not to raise rates further during 2000. However, at its December 2000 meeting, the Fed began to suggest that the greater threat facing the economy was recession, not inflation. As a result, many investors came to
believe   that   the   Fed's   next  move  would  be  an  interest-rate  cut.

Those expectations proved true when the Fed reduced interest rates by 50 basis points on January 3, 2001, between meetings of the Federal Open Market Committee. The Fed was apparently reacting to weak retail sales during the 2000 holiday season, diminishing consumer confidence and softening manufacturing activity, which were threatening to push the economy into recession. During the last week of January, the Fed cut interest rates by another 50 basis points. However, the market did not respond favorably to this news because money market yields had already reflected a significant rate reduction. In February, better than expected employment data also did little to reassure investors, who widely expected the Fed to reduce interest rates again at its meeting in March.

In this environment, we generally maintained what we believe to be a relatively long weighted average maturity. This position was designed to maintain yields for as long as practical as interest rates declined. Although we reduced the fund' s weighted average maturity just prior to year-end 2000 to raise cash in anticipation of pressures that typically affect the money markets at the end of the year, we soon re-extended the fund' s weighted average maturity at the beginning of the new year.



What is the fund's current strategy?

We believe that interest rates may decline further if the Fed continues to cut the federal funds rate in an attempt to keep the economy out of recession. With concerns about inflation on the back burner, Federal Reserve Chairman Alan Greenspan has shown that he continues to be diligent about putting the growth rate back on track. By maintaining a relatively long weighted average maturity, we believe that the fund is currently positioned to benefit from further declines in short-term interest rates should that occur.

March 15, 2001

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

February 28, 2001

STATEMENT OF INVESTMENTS

                                                                                              Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--41.3%                                               Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ABN AMRO Bank N.V. (Yankee)

   5.05%, 2/4/2002                                                                           25,000,000               24,997,755

Banca Commerciale Italiana (London)

   6.70%, 3/12/2001                                                                          50,000,000               50,000,148

Bayerische Landesbank Girozentrale (Yankee)

   5.66%, 8/7/2001                                                                           80,000,000  (a)          79,989,807

Citibank N.A.

   5.93%, 7/9/2001                                                                           25,000,000               25,000,000

Citibank N.A. (London)

   5.47%, 5/22/2001                                                                          50,000,000               50,000,000

Comerica Bank

   5.41%, 1/22/2002                                                                          50,000,000               49,995,696

Commerzbank AG (Yankee)

   5.18%, 2/19/2002                                                                          25,000,000               24,995,317

First Tennessee Bank N.A.

   6.47%, 3/12/2001                                                                          66,000,000               66,000,000

Landesbank Hessen-Thueringen Girozentrale (London)

   7.00%, 3/16/2001                                                                          50,000,000               50,000,198

Northern Trust Co.

   5.54%, 4/9/2001                                                                           25,000,000               24,999,397

Societe Generale (London)

   5.75%, 4/9/2001                                                                           25,000,000               25,000,267

Svenska Handelsbanken (Yankee)

   5.09%-7.00%, 7/12/2001-2/11/2002                                                          80,000,000               79,996,550

Swedbank (Yankee)

   5.27%, 1/29/2002                                                                          75,000,000               75,000,000

Union Bank of California, N.A.

   5.08%, 8/24/2001                                                                          30,000,000               30,000,000

Westdeutsche Landesbank Girozentrale (London)

   7.01%, 3/16/2001                                                                          50,000,000               50,000,000

Wilmington Trust Co., DE

   6.48%, 3/12/2001                                                                          60,000,000               60,000,181

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $765,975,316)                                                                                               765,975,316
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--29.2%
------------------------------------------------------------------------------------------------------------------------------------

Associates Corp. of North America

   5.49%, 3/1/2001                                                                           90,000,000               90,000,000

Credit Suisse First Boston Inc.

   6.54%, 5/4/2001                                                                           40,000,000               39,547,022


                                                                                              Principal
COMMERCIAL PAPER (CONTINUED)                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Donaldson, Lufkin & Jenrette Inc.

   6.65%, 4/20/2001                                                                          35,000,000               34,685,486

General Electric Capital Corp.

   6.75%, 3/7/2001                                                                           50,000,000               49,945,833

General Electric Capital Services Inc.

   6.58%, 4/20/2001                                                                          20,000,000               19,822,222

Madison Funding Corp.

   5.55%, 3/27/2001                                                                          53,450,000               53,236,913

Nationwide Building Society

   4.85%-5.25%, 6/12/2001-8/1/2001                                                           80,000,000               78,656,208

Philip Morris Cos. Inc.

   6.68%, 5/29/2001                                                                          50,000,000  (b)          49,201,472

Santander Finance (DE) Inc.

   5.47%-6.60%, 4/16/2001-4/30/2001                                                          75,000,000               74,366,111

Sigma Finance Inc.

   6.63%, 5/23/2001                                                                          53,133,000  (b)          52,346,543

TOTAL COMMERCIAL PAPER

   (cost $541,807,810)                                                                                               541,807,810
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--10.6%
------------------------------------------------------------------------------------------------------------------------------------

Bear Stearns Companies Inc.

   5.64%, 4/12/2001                                                                          20,000,000  (a)          20,001,381

Merrill Lynch & Co. Inc.

   5.35%, 3/28/2001                                                                          10,000,000  (a)          10,000,000

Morgan (J.P.) & Co. Inc.

   5.67%, 3/6/2001                                                                           45,000,000  (a)          44,999,938

Morgan Stanley Dean Witter & Co.

   5.67%, 3/19/2001                                                                          75,000,000  (a)          75,000,000

Sigma Finance Inc.

   5.38%, 11/15/2001                                                                         25,000,000  (a)          25,004,641

Wells Fargo & Co.

   5.63%, 10/12/2001                                                                         21,000,000  (a)          20,995,597

TOTAL CORPORATE NOTES

   (cost $196,001,557)                                                                                               196,001,557
------------------------------------------------------------------------------------------------------------------------------------

PROMISSORY NOTES--4.6%
------------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Group Inc.

  5.04%-6.30%, 8/15/2001-8/24/2001

   (cost $85,000,000)                                                                        85,000,000  (c)          85,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
SHORT-TERM BANK NOTES--10.0%                                                                 Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Bank One N.A.

   5.18%, 1/25/2002                                                                          50,000,000               50,000,000

First Union National Bank

   5.69%, 6/22/2001                                                                          25,000,000  (a)          24,999,226

Key Bank U.S.A., N.A.

   5.66%, 5/11/2001-8/1/2001                                                                 85,000,000  (a)          85,000,000

U.S. Bank N.A. Minneapolis

   5.79%, 5/11/2001                                                                          25,000,000  (a)          25,000,000

TOTAL SHORT-TERM BANK NOTES

   (cost $184,999,226)                                                                                               184,999,226
------------------------------------------------------------------------------------------------------------------------------------

TIME DEPOSITS--4.7%
------------------------------------------------------------------------------------------------------------------------------------

HSBC Bank (Nassau)

   5.50%, 3/1/2001                                                                           18,067,000               18,067,000

State Street Bank & Trust Co. (Grand Cayman)

   5.56%, 3/1/2001                                                                           70,000,000               70,000,000

TOTAL TIME DEPOSITS

   (cost $88,067,000)                                                                                                 88,067,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,861,850,909)                                                          100.4%            1,861,850,909

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.4%)              (6,916,239)

NET ASSETS                                                                                       100.0%            1,854,934,670

(A)  VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT FEBRUARY 28,
     2001, THESE SECURITIES AMOUNTED TO $101,548,015 REPRESENTING APPROXIMATELY
     5.5% OF NET ASSETS.

(C)  THESE NOTES WERE ACQUIRED FOR INVESTMENT, NOT WITH THE INTENT TO DISTRIBUTE
     OR SELL. SECURITIES RESTRICTED AS TO PUBLIC RESALE. THESE SECURITIES WERE
     ACQUIRED BETWEEN 12/19/2000 AND 2/27/2001 AT A COST OF $85,000,000. AT
     FEBRUARY 28, 2001, THE AGGREGATE VALUE OF THESE SECURITIES WAS $85,000,000
     REPRESENTING APPROXIMATELY 4.6% OF NET ASSETS AND ARE VALUED AT AMORTIZED
     COST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

February 28, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,861,850,909  1,861,850,90

Cash                                                                  1,960,493

Interest receivable                                                  21,010,147

Prepaid expenses                                                         30,375

                                                                  1,884,851,924
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           340,158

Payable for investment securities purchased                          29,394,375

Accrued expenses                                                        182,721

                                                                     29,917,254
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     1,854,934,67
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,855,360,888

Accumulated net realized gain (loss) on investments                   (426,218)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     1,854,934,67
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(3 billion shares of $.001 par value Common Stock authorized)     1,855,360,888

NET ASSET VALUE, offering and redemption price per share ($)              1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended February 28, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                    118,285,137

EXPENSES:

Management fee--Note 2(a)                                            9,090,559

Shareholder servicing costs--Note 2(b)                               1,736,608

Directors' fees and expenses--Note 2(c)                                117,835

Custodian fees                                                         111,493

Registration fees                                                       44,259

Professional fees                                                       43,236

Prospectus and shareholders' reports                                    43,110

Miscellaneous                                                            8,365

TOTAL EXPENSES                                                      11,195,465

Less--reduction in management fee due to
  undertaking--Note 2(a)                                           (3,012,864)

NET EXPENSES                                                         8,182,601

INVESTMENT INCOME--NET                                             110,102,536
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):                149,937

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               110,252,473

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                         Year Ended
                                            ------------------------------------
                                         February 28, 2001   February 29, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         110,102,536         91,878,638

Net realized gain (loss) on investments            149,937               --

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   110,252,473         91,878,638
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (110,102,536)        (92,344,919)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                1,437,033,955      1,964,474,102

Dividends reinvested                           104,212,520         87,127,268

Cost of shares redeemed                    (1,600,079,653)     (1,975,181,335)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 (58,833,178)         76,420,035

TOTAL INCREASE (DECREASE) IN NET ASSETS       (58,683,241)         75,953,754
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                          1,913,617,911       1,837,664,157

END OF PERIOD                                1,854,934,670       1,913,617,911

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                     Fiscal Year Ended February,
                                                         ---------------------------------------------------------------------------
                                                         2001             2000             1999             1998             1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                   1.00             1.00             1.00             1.00             1.00

Investment Operations:

Investment income--net                                    .061             .050             .051             .053             .051

Distributions:

Dividends from investment
   income--net                                           (.061)           (.050)           (.051)           (.053)           (.051)

Net asset value, end of period                           1.00             1.00             1.00             1.00             1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                         6.23             5.10             5.19             5.38             5.19
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                     .45              .45              .45              .45              .45

Ratio of net investment income
   to average net assets                                 6.06             4.98             5.08             5.28             5.08

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                                .17              .15              .13              .24              .23
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      1,854,935        1,913,618        1,837,664        1,724,971        1,793,992

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N. A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $426,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to February 28, 2001. If not applied, $66,000 of the carryover expires in fiscal 2003, $57,000 expires in fiscal 2004, $209,000 expires in fiscal 2005, $84,000 expires in fiscal 2006 and $10,000 expires in fiscal 2007.

At February 28, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the fund' s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $3,012,864 during the period ended February 28, 2001.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 2001, the fund was charged $1,374,282 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2001, the fund was charged $268,206 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective August 2, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to August 2, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus BASIC Money Market Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC Money Market Fund, Inc., including the statement of investments, as of February 28, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Money Market Fund, Inc. at February 28, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
April 4, 2001




                      For More Information

                        Dreyfus BASIC Money Market Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  123AR0201